UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2022

OneSpaWorld Holdings Limited

(Exact name of registrant as specified in its charter)

Commonwealth of The Bahamas	001-38843	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harry B. Sands, Lobosky Management Co. Ltd.

Office Number 2

Pineapple Business Park

Airport Industrial Park

P.O. Box N-624

Nassau, Island of New Providence, Commonwealth of The Bahamas

(Address of principal executive offices)

Tel: (242) 322-2670

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value (U.S.) $0.0001 per share	OSW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2022, the Nominating and Governance Committee of the Board of Directors (the “Board”) of OneSpaWorld Holdings Limited (the “Company”) recommended Glenn Fusfield to the Board as a nominee for election as a Class C Director of the Company. The members of the Board eligible to vote on this matter, deeming it appropriate, advisable, and in the best interests of the Company and its shareholders, elected Mr. Fusfield as a Class C Director of the Company for a three-year term expiring at the 2025 Annual Meeting of Shareholders of the Company.

Mr. Fusfield served as the Company’s Chief Executive Officer from 2019 through his retirement in March 2021, and as a Class C Director until the expiration of his term at the Company’s 2022 Annual Meeting of Shareholders (the “Annual Meeting”). Mr. Fusfield held positions of increasing responsibility with an affiliate of Steiner Leisure Limited (“Steiner Leisure”), the former parent company of the Company, since 2000.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 8, 2022. The results of the voting at the Annual Meeting were as follows:

Proposal 1.	Election of Class C Directors:

Directors	For	Withheld	Broker non-votes
Stephen Powell	39,912,878	28,231,502	2,422,246
Maryam Banikarim	45,908,317	22,236,063	2,422,246
Adam Hasiba	66,952,055	1,192,325	2,422,246

Additionally, Steiner Leisure voted 13,421,914 non-voting common shares, representing 100% of Steiner Leisure’s non-voting common shares, in favor of the director nominee Adam Hasiba, the designated director of Steiner Leisure.

Proposal 2.	Ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022:

For	Against	Abstain	Broker non-votes
70,561,825	4,438	363	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OneSpaWorld Holdings Limited

Date: June 13, 2022	By:	/s/ Stephen B. Lazarus
Stephen B. Lazarus
Chief Financial Officer and Chief Operating Officer